Exhibit 99.1

Ondas Holdings Inc. to Hold Business Update Call Thursday Morning May 27th

NANTUCKET, Mass – May 26, 2021 – Ondas Holdings Inc. (NASDAQ: ONDS), a developer of proprietary, software-based wireless broadband technology for large established and emerging industrial markets, will hold a business update call and webcast at 8:30 AM ET on Thursday, May 27, 2021. During the call, Ondas will provide a business update, including information relating to the Company’s pending acquisition of American Robotics, Inc.

Investors may access the live webcast on the company’s website at https://ir.ondas.com/, and a replay will be accessible from the Investor Relations website after the completion of the event.

Conference Call & Webcast Details

Date	Thursday, May 27, 2021
Time	8:30 AM ET
Webcast	Webcast Here
Participant Dial In (toll free)	1-866-777-2509
Participant Dial In (International)	1-412-317-5413
Participant Call Pre-Registration (encouraged)	Pre-Register Here

Pre-registration allows callers to gain immediate access and bypass the live operator.

You can register at any time during the call

About Ondas Holdings, Inc.

Ondas Holdings Inc., through its wholly owned subsidiary, Ondas Networks Inc., is a developer of proprietary, software-based wireless broadband technology for large established and emerging industrial markets. The Company’s standards-based, multi-patented, software-defined radio FullMAX platform enables Mission-Critical IoT (MC-IoT) applications by overcoming the bandwidth limitations of today’s legacy private licensed wireless networks. Ondas Networks’ customer end markets include railroads, utilities, oil and gas, transportation, aviation (including drone operators) and government entities whose demands span a wide range of mission critical applications. These markets require reliable, secure broadband communications over large and diverse geographical areas, many of which are within challenging radio frequency environments. Customers use the Company's FullMAX technology to deploy their own private licensed broadband wireless networks. The Company also offers mission-critical entities the option of a managed network service. Ondas Networks’ FullMAX technology supports IEEE 802.16s, the new worldwide standard for private licensed wide area industrial networks. For additional information, visitwww.ondas.com or follow Ondas Networks on Twitter and LinkedIn.

About American Robotics

Headquartered in Marlborough, MA, American Robotics is a commercial developer of the first FAA-approved fully-automated drone systems, providing ultra-high resolution aerial data to enterprise customers. Through innovations in robot autonomy, machine vision, edge computing and AI, American Robotics has created the next generation of drone technology: a fully-automated robotic data platform capable of continuous, unattended operation. Using this technology, American Robotics provides enterprise customers with the ability to continuously monitor, digitize and analyze their assets in real-time. American Robotics was founded by Carnegie Mellon and Stanford roboticists with a shared vision for bringing robotic technology out of the lab and into the real-world to solve the world’s biggest business challenges. On May 17, 2021, American Robotics announced it had entered into a definitive agreement to merge with Ondas Holdings Inc. (NASDAQ: ONDS). To learn more about American Robotics, visit www.american-robotics.com and connect on Twitter and LinkedIn.

Additional Information about the Transaction and Where to Find It

In connection with the proposed transaction described herein, Ondas intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a preliminary proxy statement and, when available, a definitive proxy statement. Promptly after filing its definitive proxy statement with the SEC, Ondas will mail the definitive proxy statement and a proxy card to each Ondas stockholder entitled to vote at the meeting of stockholders relating to the transaction. INVESTORS AND STOCKHOLDERS OF ONDAS ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT ONDAS FILES WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT ONDAS, AMERICAN ROBOTICS, AND THE TRANSACTION. The definitive proxy statement, the preliminary proxy statement, and other relevant materials in connection with the transaction (when they become available), and any other documents filed by Ondas with the SEC, may be obtained free of charge at the SEC’s website (www.sec.gov) or by visiting Ondas' investor relations section at www.ondas.com. The information contained on, or that may be accessed through, the websites referenced in this press release is not incorporated by reference into, and is not a part of, this press release or any document filed by Ondas with the SEC.

Participants in the Solicitation

Ondas and its directors and executive officers may be deemed participants in the solicitation of proxies from Ondas’ stockholders with respect to the transaction. The names and other information about those directors and executive officers and a description of their ownership of Ondas common stock and other interests in Ondas and in the transaction will be included in the definitive proxy statement relating to the transaction and will be available at www.sec.gov. Additional information regarding the interests of such participants will be contained in the definitive proxy statement relating to the transaction when available. Other information regarding the interests of the participants in the proxy solicitation will be included in the definitive proxy statement relating to the transaction when it becomes available. These documents can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This release does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, by Ondas, nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful before the registration or qualification under the securities laws of such state. Any offering of the securities will only be by means of a statutory prospectus meeting the requirements of the rules and regulations of the SEC and applicable law or in accordance with an applicable exemption from the registration requirements thereof.

Forward Looking Statements

Statements made in this release that are not statements of historical or current facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. We caution readers that forward-looking statements are predictions based on our current expectations about future events. Examples of forward-looking statements include, among others, statements made in this press release regarding the proposed transaction contemplated by the definitive agreement, including the benefits of the transaction, revenue opportunities, anticipated future financial and operating performance, and results, including expectations for growth, and the expected timing of the transaction. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict and many of which are outside of Ondas' control. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause actual results and outcomes to differ materially from those indicated in the forward-looking statements include, among others, the following: (1) the occurrence of any event, change, or other circumstances that could give rise to the termination of the transaction; (2) the inability to complete the transaction, including due to failure to obtain approval of the stockholders of Ondas, required regulatory approvals, or satisfy other conditions to closing in the definitive agreement; (3) the risk that the transaction disrupts current plans and operations as a result of the announcement and consummation of the transaction; (4) the ability to recognize the anticipated benefits of the transaction, which may be affected by, among other things, competition, the ability of management to integrate the combined company's business and operation, and the ability of the parties to retain key employees; (5) costs related to the transaction; (6) risks relating to the uncertainty of pro forma and projected financial information with respect to the combined company; and (7) other risks and uncertainties indicated from time to time in the preliminary and definitive proxy statements to be filed with the SEC relating to the transaction, including those under “Risk Factors” therein, and in Ondas' other filings with the SEC. Ondas cautions that the foregoing list of factors is not exhaustive. Ondas cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Ondas does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in their expectations or any change in events, conditions, or circumstances on which any such statement is based, whether as a result of new information, future events, or otherwise, except as may be required by applicable law. Ondas gives no assurance that after the transaction the combined company will achieve its expectations.

Investor Relations: Ondas	Media Contact: Ondas	Media Contact: American Robotics
Michael Bowen	Stewart Kantor, CFO	Chelsea Higgins
ICR, Inc. for Ondas	Ondas Holdings Inc.	BIGfish Communications
Michael.Bowen@icrinc.com	888.350.9994 Ext. 1009	americanrobotics@bigfishpr.com
	ir@ondas.com	617.713.3800

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